Accounts receivable, net - Non current amounts (Details) - Mar. 31, 2022 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Non-current accounts receivable
2024	¥ 83,588	$ 13,186
2025	58,464	9,222
2026	54,675	8,625
2027	47,568	7,504
2028 and thereafter	113,854	17,960
Non-current gross accounts receivable due for payment	358,149	56,497
Less: Unearned interest	(44,314)	(6,991)
Total	¥ 313,835	$ 49,506